Deferred Revenue	12 Months Ended
Sep. 30, 2012
Deferred Revenue [Abstract]
Deferred Revenue

Note 5– Deferred Revenue

In June 2010, the Company received an order for a Mobile Water Treatment System (“MWTS”), which required a deposit. As of December 31, 2010, the Company had completed its design and manufacture of the system and put the unit in place and as of September 30, 2010, customer deposits were $300,000, and classified as deferred revenue.

In March 2011, the Company entered into a settlement agreement with the MWTS customer, which included return of the MWTS unit to the Company, forfeiture of customer deposits, and re-pricing of a warrant previously issued to the customer. Other income of $470,128 was recognized in the year ended September 30, 2011, representing the net impact of the above items.

In September 2012, the Company received a deposit of $10,000 based on an agreement to lease a MWTS.